RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN) and the California Public Utilities Commission (CPUC).  These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of the Company's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site: www.azcc.gov
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX: (602) 542-2129

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site: www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX: (415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site: http://puc.nv.gov
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX: (775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site: www.ferc.gov
Washington, DC 20426
	(202) 502-6088	FAX: (202) 208-2106

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2015

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Susan Bitter Smith	Rep.	Term ends 01/2017
	Commissioner Bob Stump	Rep.	Term ends 01/2017
	Commissioner Bob Burns	Rep.	Term ends 01/2017
	Commissioner Tom Forese	Rep.	Term ends 01/2019
	Commissioner Doug Little	Rep.	Term ends 01/2019
Executive Director Jodi Jerich
CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Michael Picker	Dem.	Term ends 12/31/2020
	Commissioner Michel P. Florio	Dem.	Term ends 12/31/2016
	Commissioner Carla J. Peterman	Dem.	Term ends 12/31/2018
	Commissioner Catherine J. K. Sandoval	Dem.	Term ends 12/31/2016
	Commissioner Liane M. Randolph	Dem.	Term ends 12/31/2020
Interim Executive Director Timothy Sullivan
NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairman Alaina Burtenshaw	Dem.	Term ends 09/30/2017
	Commissioner David Noble	Ind.	Term ends 09/30/2016
	Commissioner Rebecca Wagner	Rep.	Term ends 09/30/2015
Executive Director Crystal Jackson
FERC
Up to five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Acting Chairman Cheryl A. LaFleur	Dem.	Term ends 06/30/2019
	Commissioner Tony Clark	Rep.	Term ends 06/30/2016
	Commissioner Philip D. Moeller	Rep.	Term ends 06/30/2015
	Commissioner Norman C. Bay	Dem.	Term ends 06/30/2018
	Commissioner Colette D. Honorable	Dem.	Term ends 06/30/2017
Secretary Kimberly D. Bose

SUMMARY OF KEY REGULATORY FILINGS

					ADDITIONAL	ADDITIONAL	PERCENT	OVERALL	RATE OF
					MARGIN	MARGIN	AUTHORIZED	RATE OF	RETURN ON	COMMON
	FILING	TEST	FILING	EFFECTIVE	REQUESTED	AUTHORIZED	OF REQUESTED	RETURN	COMMON EQUITY	EQUITY
JURISDICTION	TYPE [1]	PERIOD	DATE	DATE	($mm)	($mm) [2]	AMOUNTS	GRANTED	GRANTED	RATIO
NEVADA
Docket No. 09-04003 (NNV)	GRC	11/30/08	04/03/09	11/01/09	1.3	(0.5)	NM	8.29	10.15	47.09
Docket No. 09-04003 (SNV)	GRC	11/30/08	04/03/09	11/01/09	26.6	17.6	66	7.40	10.15	47.09
Docket No. 09-06016 (SNV)	VIER		06/15/09	11/01/09	(1.5)	(1.5)	100	7.40	10.15	47.09
Docket No. 10-06008 (SNV)	VIER		06/04/10	11/01/10	(1.1)	(1.1)	100	7.25	10.15	47.09
Docket No. 11-06003 (SNV)	VIER		06/03/11	11/01/11	1.9	1.9	100	7.26	10.15	47.09
Docket No. 12-04005 (NNV) [3]	GRC	11/30/11	04/04/12	04/09/13	2.0	0.7	34	7.88	9.30	59.06
Docket No. 12-04005 (SNV) [3]	GRC	11/30/11	04/04/12	04/09/13	24.9	6.7	27	6.56	10.00	42.74
Docket No. 13-06006 (SNV)	VIER		06/04/13	01/01/14	(0.1)	(0.1)	100	6.52	10.00	42.74
Docket No. 14-06004 (SNV)	VIER		06/04/14	01/01/15	(0.4)	(0.4)	100	6.47	10.00	42.74
Docket No. 14-10002 (NNV)	GIR		10/01/14	01/01/15	0.2	0.2	100	7.88	9.30	59.06
Docket No. 14-10002 (SNV)	GIR		10/01/14	01/01/15	1.9	1.9	100	6.47	10.00	42.74
ARIZONA
Docket No. G-0155A-07-0504	GRC	04/30/07	08/31/07	12/01/08	49.3	33.5	68	8.86	10.00	43.44
Docket No. G-0155A-10-0458	GRC	06/30/10	11/12/10	01/01/12	73.2	52.6	72	8.95	9.50	52.30
Docket No. G-0155A-10-0458	COYL		02/28/13	06/01/13	0.6	0.6	100	8.95	9.50	52.30
Docket No. G-0155A-10-0458	COYL		02/28/14	06/01/14	1.5	1.5	100	8.95	9.50	52.30
Docket No. G-0155A-10-0458 [4]	COYL		02/27/15	06/01/15	2.5	TBD	TBD	TBD	TBD	TBD
CALIFORNIA
Application 07-12-022 (SCA)	GRC	12/31/09	12/21/07	01/01/09	7.1	2.4	34	7.87	10.50	47.00
Application 07-12-022 (NCA/SLT)	GRC	12/31/09	12/21/07	01/01/09	2.0	0.8	39	8.99	10.50	47.00
Advice Letter No. 829 (SCA)	Attrition		10/30/09	01/01/10	1.7	1.7	100	7.87	10.50	47.00
Advice Letter No. 829 (NCA/SLT)	Attrition		10/30/09	01/01/10	1.0	1.0	100	8.99	10.50	47.00
Advice Letter No. 857 (SCA)	Attrition		12/01/10	01/01/11	1.7	1.7	100	7.87	10.50	47.00
Advice Letter No. 857 (NCA/SLT)	Attrition		12/01/10	01/01/11	0.5	0.5	100	8.99	10.50	47.00
Advice Letter No. 877 (SCA)	Attrition		11/22/11	01/01/12	(0.3)	(0.3)	100	6.42	9.88	50.00
Advice Letter No. 877 (NCA/SLT)	Attrition		11/22/11	01/01/12	0.2	0.2	100	8.50	9.88	50.00
Advice Letter No. 904 (SCA)	Attrition		11/29/12	01/01/13	1.1	1.1	100	6.10	9.35	50.00
Advice Letter No. 904 (NCA/SLT)	Attrition		11/29/12	01/01/13	(0.0)	(0.0)	100	7.77	9.35	50.00
Application 12-12-024 (SCA)	GRC	12/31/14	12/20/12	06/12/14	5.6	1.9	34	6.83	10.10	55.00
Application 12-12-024 (NCA/SLT)	GRC	12/31/14	12/20/12	06/12/14	6.0	5.2	87	8.18	10.10	55.00
Advice Letter No. 960 (SCA)	Attrition		11/26/14	01/01/15	1.8	1.8	100	6.83	10.10	55.00
Advice Letter No. 960 (NCA/SLT)	Attrition		11/26/14	01/01/15	0.7	0.7	100	8.18	10.10	55.00
FERC
Docket No. RP09-406	GRC	08/31/09	02/27/09	09/01/09	3.9	0.9	22	[5]	[5]	[5]
Docket No. RP14-540	GRC	08/31/14	02/28/14	09/01/14	9.0	2.4	27	[5]	[5]	[5]

[1] GRC = General Rate Case; VIER = Variable Interest Expense Recovery Mechanism; GIR=Gas Infrastructure Replacement; COYL=Customer Owned Yard Lines;
Attrition = Annual Attrition Filing and Automatic Trigger Mechanism for Cost of Capital
[2] Authorized amounts do not include the effect of lower depreciation rates, which contribute to an increase in operating income
[3] Original decision dated November 7, 2012 authorized $1.2 mm in NNV and $5.8 mm in SNV
[4] 2015 COYL margin pending ACC approval, expected May 2015
[5] Stipulation - Not Identified in Order

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Results of Consolidated Operations
Contribution to net income - gas operations	$116,872	$124,169	$116,619	$91,420	$91,382	$79,420	$53,747	$72,494	$71,473	$33,670
Contribution to net income - construction services	24,254	21,151	16,712	20,867	12,495	8,062	7,226	10,752	12,387	10,153
Net income	$141,126	$145,320	$133,331	$112,287	$103,877	$87,482	$60,973	$83,246	$83,860	$43,823

Basic earnings per share	$3.04	$3.14	$2.89	$2.45	$2.29	$1.95	$1.40	$1.97	$2.07	$1.15
Diluted earnings per share	$3.01	$3.11	$2.86	$2.43	$2.27	$1.94	$1.39	$1.95	$2.05	$1.14

Average outstanding common shares	46,494	46,318	46,115	45,858	45,405	44,752	43,476	42,336	40,566	38,132
Average shares outstanding (assuming dilution)	46,944	46,758	46,555	46,291	45,823	45,062	43,775	42,714	40,975	38,467

Results of Natural Gas Operations
Gas operating revenues	$1,382,087	$1,300,154	$1,321,728	$1,403,366	$1,511,907	$1,614,843	$1,791,395	$1,814,766	$1,727,394	$1,455,257
Net cost of gas sold	505,356	436,001	479,602	613,489	736,175	866,630	1,055,977	1,086,194	1,033,988	828,131
Operating margin	876,731	864,153	842,126	789,877	775,732	748,213	735,418	728,572	693,406	627,126
Operations and maintenance expense	383,732	384,914	369,979	358,498	354,943	348,942	338,660	331,208	320,803	314,437
Depreciation and amortization	204,144	193,848	186,035	175,253	170,456	166,850	166,337	157,090	146,654	137,981
Taxes other than income taxes	47,252	45,551	41,728	40,949	38,869	37,318	36,780	37,553	34,994	39,040
Operating income	241,603	239,840	244,384	215,177	211,464	195,103	193,641	202,721	190,955	135,668
Other income (deductions)	7,165	12,261	4,165	(5,404)	4,016	6,590	(13,469)	4,850	10,049	5,087
Net interest deductions	68,299	62,555	66,957	68,777	75,113	74,091	83,096	86,436	85,567	81,595
Net interest deductions on subordinated debentures	-	-	-	-	1,912	7,731	7,729	7,727	7,724	7,723
Income before income taxes	180,469	189,546	181,592	140,996	138,455	119,871	89,347	113,408	107,713	51,437
Income tax expense	63,597	65,377	64,973	49,576	47,073	40,451	35,600	40,914	36,240	17,767
Contribution to consolidated net income	$116,872	$124,169	$116,619	$91,420	$91,382	$79,420	$53,747	$72,494	$71,473	$33,670

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
ASSETS
Net utility plant	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503	$2,983,307	$2,845,300	$2,668,104	$2,489,147
Other property and investments	326,743	260,871	242,096	192,004	134,648	115,860	124,781	143,097	136,242	118,094
Restricted cash	821	-	-	12,785	37,781	49,769	-	-	-	-
Current assets	606,783	494,672	458,417	461,632	445,894	417,632	438,076	502,459	501,624	542,660
Noncurrent assets	621,785	323,523	443,750	390,642	293,434	288,528	274,220	179,332	178,995	78,525
Total assets	$5,214,515	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292	$3,820,384	$3,670,188	$3,484,965	$3,228,426
CAPITALIZATION
Common stock equity	$899,534	$888,507	$876,555	$869,226	$855,114	$839,061	$816,285	$776,755	$741,658	$669,206
Accumulated other comprehensive income (loss), net	(50,175)	(41,698)	(50,745)	(49,331)	(30,784)	(22,250)	(19,426)	(12,850)	(13,666)	(41,645)
Retained earnings	639,164	567,714	484,369	406,125	343,131	285,316	240,982	219,768	173,433	123,574
Noncontrolling interest	(2,257)	(2,128)	(1,681)	(989)	(465)	(41)	-	-	-	-
Subordinated debentures	-	-	-	-	-	100,000	100,000	100,000	100,000	100,000
Redeemable noncontrolling interest	20,042	-	-	-	-	-	-	-	-	-
Long-term debt, less current maturities	1,637,592	1,381,327	1,268,373	930,858	1,124,681	1,169,357	1,185,474	1,266,067	1,286,354	1,224,898
Total capitalization	3,143,900	2,793,722	2,576,871	2,155,889	2,291,677	2,371,443	2,323,315	2,349,740	2,287,779	2,076,033
LIABILITIES
Current maturities of long-term debt	19,192	11,105	50,137	322,618	75,080	1,327	7,833	38,079	27,545	83,215
Current liabilities	450,925	423,059	484,992	524,950	521,881	472,903	502,062	489,853	468,519	537,738
Deferred income taxes and investment tax credits	723,688	674,411	616,184	557,118	466,628	436,113	387,539	347,497	308,493	234,739
Other deferred credits and other long-term liabilities	876,810	662,877	759,873	715,432	628,927	624,506	599,635	445,019	392,629	296,701
Total liabilities	2,070,615	1,771,452	1,911,186	2,120,118	1,692,516	1,534,849	1,497,069	1,320,448	1,197,186	1,152,393
Total capitalization and liabilities	$5,214,515	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292	$3,820,384	$3,670,188	$3,484,965	$3,228,426

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
From operating activities	$288,534	$265,290	$344,441	$216,745	$342,522	$371,416	$261,322	$320,594	$253,245	$214,036
From investing activities	(328,645)	(304,189)	(296,886)	(289,234)	(178,685)	(265,850)	(237,093)	(306,396)	(277,980)	(254,120)
From financing activities	23,413	44,947	(43,453)	(2,327)	(107,779)	(81,744)	(34,704)	(5,347)	15,989	57,763
Net change in cash	$(16,698)	$6,048	$4,102	$(74,816)	$56,058	$23,822	$(10,475)	$8,851	$(8,746)	$17,679

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Distribution	$4,655,640	$4,410,598	$4,224,560	$4,048,078	$3,847,731	$3,716,881	$3,615,253	$3,419,799	$3,153,399	$2,917,959
General	356,072	324,490	310,936	291,639	279,402	270,825	228,282	219,126	219,527	213,906
Transmission	312,300	313,306	301,505	295,103	274,646	271,467	262,271	256,696	243,989	239,872
Intangible	198,457	171,193	150,396	144,135	135,330	127,188	122,227	119,312	117,251	115,893
Construction work in progress	74,332	101,413	74,178	44,894	37,489	45,872	70,041	61,419	78,402	54,287
Other	34,680	33,612	33,014	33,186	33,267	33,376	32,326	30,815	31,136	31,130
Accumulated depreciation & amortization	(1,973,098)	(1,868,504)	(1,750,795)	(1,638,091)	(1,535,429)	(1,431,106)	(1,347,093)	(1,261,867)	(1,175,600)	(1,083,900)
Net utility plant	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503	$2,983,307	$2,845,300	$2,668,104	$2,489,147

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Distribution	$170,377	$174,129	$166,356	$157,855	$157,220	$159,282	$151,586	$148,130	$142,194	$134,271
Administrative and general	137,951	131,366	124,874	123,357	120,942	112,526	106,851	101,100	98,363	104,662
Customer accounts	50,200	53,809	55,894	57,414	60,187	60,896	63,788	67,453	67,472	63,715
Transmission	15,792	15,864	14,207	12,353	9,622	9,338	10,172	8,346	8,276	7,515
Production and storage expenses	4,960	5,054	4,500	4,492	4,215	3,985	3,398	3,071	2,927	3,074
Customer service and informational	4,440	4,677	4,142	2,962	2,646	2,484	2,523	2,842	1,285	1,064
Sales	12	15	6	65	111	431	342	266	286	136
Total operations and maintenance expenses	$383,732	$384,914	$369,979	$358,498	$354,943	$348,942	$338,660	$331,208	$320,803	$314,437

GAS OPERATIONS SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005	*
Residential	1,849,555	1,824,008	1,796,929	1,780,155	1,758,557	1,744,481	1,738,202	1,732,573	1,704,456	1,635,115
Small commercial	78,230	77,848	76,800	76,633	76,746	77,416	78,190	77,970	76,962	75,549
Large commercial	1,086	1,076	1,118	1,433	1,185	1,263	1,314	1,310	1,219	1,222
Industrial / Other	341	333	308	320	328	320	343	347	370	386
Transportation	833	812	739	715	643	646	550	594	630	590
Total customers	1,930,045	1,904,077	1,875,894	1,859,256	1,837,459	1,824,126	1,818,599	1,812,794	1,783,637	1,712,862

ANNUAL CUSTOMER GROWTH RATE	1.4%	1.5%	0.9%	1.2%	0.7%	0.3%	0.3%	1.6%	4.1%	6.2%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Residential	61,738	74,133	65,505	71,877	70,470	66,974	70,499	69,806	67,760	65,047
Small commercial	27,658	29,804	27,067	30,392	30,094	29,423	31,455	31,067	30,986	30,007
Large commercial	9,439	10,276	11,658	11,226	11,183	11,724	12,512	12,756	12,826	11,184
Industrial / Other	3,238	5,021	4,783	5,021	5,892	7,262	9,770	10,353	14,924	15,654
Transportation	90,669	103,792	99,809	94,154	99,860	104,389	116,419	112,842	117,524	127,396
Total system throughput	192,742	223,026	208,822	212,670	217,499	219,772	240,655	236,824	244,020	249,288

OPERATING MARGIN BY CLASS**	YEAR ENDED DECEMBER 31,
(In thousands)	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Residential	$612,641	$601,076	$582,619	$549,844	$537,980	$513,299	$503,397	$497,703	$466,990	$422,643
Small commercial	136,272	133,474	132,964	129,946	127,802	129,103	128,827	129,080	126,020	114,252
Large commercial	23,412	25,171	26,421	20,248	20,936	21,879	22,536	22,483	21,257	17,111
Industrial / Other	6,477	7,735	8,706	8,772	9,515	10,302	12,586	13,852	17,075	15,489
Transportation	97,929	96,697	91,416	81,067	79,499	73,630	68,072	65,454	62,064	57,631
Total operating margin	$876,731	$864,153	$842,126	$789,877	$775,732	$748,213	$735,418	$728,572	$693,406	$627,126

* Includes 19,000 customers associated with the acquisition of the South Lake Tahoe properties in April 2005.
** Includes allocations of miscellaneous, unbilled, and other operating revenues.

SOUTHWEST GAS CORPORATION

MARKET PRICE PER SHARE	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
High	$64.20	$56.03	$46.08	$43.20	$37.25	$29.48	$33.29	$39.95	$39.37	$28.07
Low	47.21	42.02	39.01	32.12	26.28	17.08	21.11	26.45	26.09	23.53
Close [1]	61.81	55.91	42.41	42.49	36.67	28.53	25.22	29.77	38.37	26.40

	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
COMMON SHARES OUTSTANDING (in thousands) [1]	46,523	46,356	46,148	45,956	45,599	45,092	44,192	42,806	41,770	39,328
DIVIDEND YIELD [1]	2.4%	2.4%	2.8%	2.5%	2.7%	3.3%	3.6%	2.9%	2.1%	3.1%
DIVIDENDS DECLARED PER SHARE [2]	$1.46	$1.32	$1.18	$1.06	$1.00	$0.95	$0.90	$0.86	$0.82	$0.82
PRICE / EARNINGS RATIO [1]	20.33	17.81	14.67	17.34	16.01	14.63	18.01	15.11	18.54	22.96
RETURN ON EQUITY - TOTAL COMPANY [2]	9.7%	10.6%	10.4%	9.3%	9.1%	8.1%	6.0%	8.8%	10.3%	5.9%
RETURN ON EQUITY - GAS SEGMENT ONLY [2]	8.5%	9.6%	9.6%	8.0%	8.5%	7.8%	5.6%	8.1%	9.2%	4.8%
BOOK VALUE PER SHARE [1]	$32.03	$30.51	$28.39	$26.68	$25.60	$24.44	$23.48	$22.98	$21.58	$19.10

GAS OPERATIONS SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Actual	1,416	1,918	1,740	2,002	1,998	1,824	1,902	1,850	1,826	1,735
Ten-year average	1,816	1,876	1,866	1,888	1,876	1,882	1,893	1,936	1,961	1,956

	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
NUMBER OF GAS SEGMENT EMPLOYEES [1]	2,196	2,220	2,245	2,298	2,349	2,423	2,447	2,538	2,525	2,590
CUSTOMERS / EMPLOYEE [1]	879	858	836	809	782	753	743	714	706	661
OPERATIONS & MAINTENANCE EXPENSE / CUSTOMER [2]	$202	$206	$200	$196	$196	$194	$188	$186	$185	$191
WEIGHTED AVERAGE COST OF GAS (per therm) [2]	$0.55	$0.42	$0.42	$0.58	$0.62	$0.71	$0.84	$0.81	$0.79	$0.71
CONSTRUCTION EXPENDITURES (in thousands) [2]	$350,025	$314,578	$308,951	$305,542	$188,379	$212,919	$279,254	$312,412	$305,914	$258,547
[1] At December 31,
[2] For the year ended December 31,

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-14		Twelve Months Ended 12-31-13
Southern Nevada
Commercial	8,915,272	$8,647,745	9,043,389	$8,749,240
Industrial	4,526,123	3,167,429	4,145,612	2,995,081
Power Generation	39,733,611	13,785,449	51,760,302	14,146,474
Southern Nevada Totals	53,175,006	$25,600,623	64,949,303	$25,890,795

Northern Nevada (1)
Commercial	1,414,962	$779,760	1,542,032	$766,903
Industrial	6,518,169	1,759,512	6,180,536	1,717,893
Power Generation	2,881,356	1,819,232	4,453,373	2,523,917
Resale	9,703,759	23,970,330	11,010,976	22,385,439
Northern Nevada Totals	20,518,246	$28,328,834	23,186,917	$27,394,152

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-14		Twelve Months Ended 12-31-13
Southern Arizona
Commercial	979,524	$2,830,493	974,254	$2,906,744
Industrial	1,627,938	1,508,195	461,720	808,394
Power Generation	1,531,908	3,298,010	1,693,769	3,586,103
Irrigation	958,955	2,416,811	815,163	3,146,623
Southern Arizona Totals	5,098,325	$10,053,509	3,944,906	$10,447,864

Central Arizona
Commercial	3,761,712	$9,754,824	3,738,521	$9,152,385
Industrial	3,760,460	8,861,325	3,671,297	8,399,715
Power Generation	783,277	1,327,156	692,266	1,128,029
Irrigation	2,542,795	4,017,509	2,445,735	3,889,898
Central Arizona Totals	10,848,244	$23,960,814	10,547,819	$22,570,027

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-14		Twelve Months Ended 12-31-13
Southern California
Commercial	461,257	$639,872	503,238	$727,366
Industrial	158,448	215,398	157,507	304,678
Power Generation	409,604	509,101	501,907	525,913
Southern California Totals	1,029,309	$1,364,371	1,162,652	$1,557,957

Total Company (1)
Commercial	15,532,727	$22,652,694	15,801,434	$22,302,638
Industrial	16,591,138	15,511,859	14,616,672	14,225,761
Power Generation	45,339,756	20,738,948	59,101,617	21,910,436
Resale	9,703,759	23,970,330	11,010,976	22,385,439
Irrigation	3,501,750	6,434,320	3,260,898	7,036,521
TOTAL COMPANY	90,669,130	$89,308,151	103,791,597	$87,860,795

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.